                          AMERITECH CORPORATE RESOURCE
                           SUPPLEMENTAL PENSION PLAN
                           -------------------------

           (As Amended and Restated Effective as of December 1, 1995)

                          AMERITECH CORPORATE RESOURCE
                           SUPPLEMENTAL PENSION PLAN
                           -------------------------

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                                 PAGE
-------                                                                 ----
     1    General                                                          1
               History and Purpose                                         1
               Subsidiaries                                                1
               Definitions                                                 1
               Plan Administration                                         1
               Source of Benefits                                          2
               Notices                                                     2
               Applicable Laws                                             2
               Gender and Number                                           2
               Benefits Under Predecessor Plan                             2

     2    Participation and Retirement                                     2
               Participation                                               2
               Participation in Predecessor Plans                          3
               Plan Not Contract of Employment                             3
               Mandatory Retirement                                        3

     3    Amount and Payment of Supplemental
            Pension and Death Benefits                                     4
               Amount of Supplemental Pension and Death Benefits           4
               Payment of Supplemental Pension and Death Benefits          4
               Lump Sum Distributions                                      4
               Lump Sum Death Benefit                                      5

     4    Minimum Benefits - Disability Survivor and Retirement            5
               Disability                                                  5
               Disability Pension Allowance                                6
               Reduction of Disability Pension Allowance                   6
               Minimum Retirement Benefit                                  6
               Surviving Spouse Benefit                                    6
               Medical Expense Benefits                                    7
               Annual Basic Pay                                            7
               Pre-1987 Benefit Formula                                    7

                          AMERITECH CORPORATE RESOURCE
                           SUPPLEMENTAL PENSION PLAN
                           -------------------------

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                                 PAGE
-------                                                                 ----
     5    Conditions of Payment                                             8
               Distributions to Persons Under Legal Disability              8
               Benefits May Not Be Assigned or Alienated                    8
               Forfeiture of Benefits                                       8
               Suspension on Re-employment                                  9
               Lump Sum Settlement                                          9
               Change in Control                                           10

     6    Amendment or Termination                                         12
               Administrative Amendments                                   12
               Amendments and Termination                                  12
               Participation Rights                                        12
               Successor                                                   12


                          AMERITECH CORPORATE RESOURCE
                           SUPPLEMENTAL PENSION PLAN
                           -------------------------

           (As Amended and Restated Effective as of December 1, 1995)

                                   SECTION 1
                                   ---------

                                    General
                                    -------

     1.1. History and Purpose. The Ameritech Senior Management Retirement and Survivor Protection Plan, now renamed the Ameritech Corporate Resource Supplemental Pension Plan (the "Plan") was established by Ameritech Corporation, a Delaware corporation (the "Company"), effective as of January 1, 1986 (the "Effective Date"), as an amendment, restatement and continuation of the following Predecessor Plans as they applied to employees eligible to participate under subsection 2.1.: Ameritech Management Supplemental Pension Plan (the "Supplemental Plan"), Ameritech Senior Management Non-Qualified Pension Plan (the "Non-Qualified Plan"), Ameritech Mid-Career Pension Plan (the "Mid-Career Plan"), and the retirement and survivor benefit provisions of Ameritech Senior Management Long Term Disability and Survivor Protection Plan (the "Survivor Protection Plan"). The primary purpose of the Plan is to provide deferred compensation for a select group of management and highly compensated employees in the form of retirement and survivor benefits which are in addition to those provided under Ameritech Management Pension Plan (the "Pension Plan"). The following provisions constitute an amendment, restatement and continuation of the Plan, effective as of December 1, 1995.

     1.2. Subsidiaries and Affiliates. The term "Subsidiary" means any corporation of which the Company owns at least 50% of the combined voting power of all classes of stock entitled to vote and which has previously adopted any one or more of the Predecessor Plans or which previously adopted or hereafter adopts the Plan. The term "Affiliate" means any corporation other than a Subsidiary which would be a member of a controlled group of corporations with the Company under Section 1563(a) of the Internal Revenue Code of 1986, as amended (the "Code") which previously adopted any one or more of the Predecessor Plans or which previously adopted or hereafter adopts the Plan. Subsidiaries and Affiliates may also be referred to individually as an "Employer" and collectively as "Employers."

     1.3. Definitions. Unless the context clearly requires otherwise, any word, term or phrase used in the Plan shall have the same meaning as is assigned to it under the terms of the Pension Plan.

     1.4. Plan Administration. The authority to control and manage the operation and administration of the Plan as applied to the Company or any Employer shall be vested in the Benefit Plan Committee which administers the Pension Plan with respect to the Company or such Employer (the "Committee") and, in exercising that authority, the Committee shall, to the extent necessary and appropriate, have the same rights, powers and duties as those delegated to it under the Pension Plan. The Committee has the exclusive right and discretion to interpret the provisions of the Plan and the entitlement to benefits under the Plan. Any decision made by the Committee on any matter within its discretion is conclusive, final and binding on all persons, and not subject to further review. The Committee of the Company or of the appropriate Employer shall grant or deny claims for benefits under the Plan and authorize disbursements. Adequate notice, pursuant to applicable law and prescribed Company practices, shall be provided in writing to any Participant or beneficiary whose claim has been denied, setting forth the specific reasons for such denial. The review and appeal procedures for any Participant or beneficiary whose claim has been denied shall be the same as those procedures set forth in the Pension Plan.

     1.5. Source of Benefits. The obligations of the Company and the Employers under the Plan are solely contractual. Any amount payable under the terms of the Plan shall be paid from the general assets of the Company and the Employers or from one or more trusts, the assets of which will be subject to the claims of the general creditors of the Company and the Employers. If a Participant's term of employment includes service by two Employers or by the Company and one or more Employers, the Company or Employer which last employed the Participant shall be solely responsible for the entire benefit payable under Sections 3 and 5 of the Plan.

     1.6. Notices. Any notice or document required to be given to or filed with the Plan Administrator shall be considered to be given or filed if delivered to the Administrator of the Plan or mailed by registered mail, postage prepaid, to the Administrator, in care of the Company, Compensation Group at 30 South Wacker Drive, 35th Floor, Chicago, Illinois 60606.

     1.7. Applicable Laws. The Plan shall be construed and administered in accordance with the laws of the State of Illinois, to the extent that such laws are not preempted by the laws of the United States of America.

     1.8. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     1.9. Benefits Under Predecessor Plans. Except as otherwise specifically provided in the Plan, the right to benefits under the Plan and the amount of benefits of a Participant who has terminated or terminates employment with the Company and the Employers shall be determined in accordance with the provisions of the Plan as in effect immediately prior to that termination.


                                   SECTION 2
                                   ---------

                          Participation and Retirement
                          ----------------------------

     2.1. Participation. Each Senior Management Employee (as defined below) of the Company and the Employers who was a participant in any of the Predecessor Plans on December 31, 1985 became a Participant in the Plan on January 1, 1986. Any employee who was a Participant as of June 30, 1995 shall remain a Participant as long as he remains a Senior Management Employee or meets the requirements to be an Eligible Employee (as defined below). Each other Eligible Employee shall become a Participant in the Plan as of the earliest date after June 30, 1995 on which:

     (a) such employee's accrued benefit under the Pension Plan is limited by reason of the application of either section 401(a)(17) or 415 of the Internal Revenue Code of 1986, as amended (the "Code");

     (b) such employee is entitled to an award under the Company's or Employer's Senior Management Short-Term Incentive Plan or the Company's Management Committee Short Term Incentive Plan (collectively the "Incentive Plans" and individually an "Incentive Plan"); or

     (c) such employee has made a salary deferral under the Company's Corporate Resource Deferral Plan.

In addition, solely with respect to the Surviving Spouse Benefit described in subsection 4.5, a Participant shall include an individual who is entitled to a Disability Pension under the Pension Plan, and who prior to commencement of such Disability Pension was a Senior Management Employee or an Eligible Employee.
The term "Senior Management Employee" means an employee on the active payroll of the Company or any Employer who has attained a level higher than Department Level or equivalent Fifth Level, and who holds a position that the Board of Directors of the Company has designated to be within its Senior Management Group.

The term "Eligible Employee" means (a) a member of the Company's Management Committee or (b) a full-time management employee on the active payroll of the Company or any Employer (i) who has attained any of salary grades CR1 through 9 or equivalent, or (ii) who is an attorney in either of salary grades IV or V. An individual who on or after April 1, 1993 ceases to be a Senior Management Employee or an Eligible Employee shall cease to be a Plan Participant for all purposes under the Plan effective as of the date such individual ceases to be a Senior Management Employee or an Eligible Employee.

     2.2. Participation in Predecessor Plans. If a Participant participated in one or more Predecessor Plans prior to his becoming a Participant under this Plan, his applicable benefits under this Plan shall be no less than the benefits accrued by him under the Predecessor Plans and the benefits under this Plan shall be in lieu of all benefits otherwise payable to him under the Predecessor Plans.

     2.3. Plan Not Contract of Employment. The Plan does not constitute a contract of employment, and nothing in the Plan will give any employee or Participant the right to be retained in the employ of the Company or an Employer, nor the right to any award or other benefit pursuant to an Incentive Plan or the Pension Plan, nor any right or claim to any benefit under the Plan, except to the extent specifically provided under the terms of the Plan.

     2.4. Mandatory Retirement. Each Participant who is within the category of employees referred to in (a) Section 12(c)(1) of The Age Discrimination in Employment Act of 1967, as amended ("ADEA"), shall retire no later than the first day of the month after attainment of age 65, or at such later age, only as otherwise agreed to by the Company or applicable Employer, or (b) Section 4(f)(1) of ADEA, shall retire at such age as may be applicable under ADEA, with respect to those employees for whom age is a bona fide occupational qualification within the meaning of such section.


                                   SECTION 3
                                   ---------

                       Amount and Payment of Supplemental
                           Pension and Death Benefits
                           --------------------------

     3.1. Amount of Supplemental Pension and Death Benefits. Subject to the terms and conditions of the Plan, the supplemental pension and death benefits payable to, or on account of, a Participant under the Plan as of any date shall be an amount equal to:

     (a) the amount of the benefit payment (expressed in the form of the benefit payable to or on account of the Participant under the Pension
          Plan) that would have been payable to or on account of the Participant under the Pension Plan as of that date, determined without regard to the limitations imposed by either section 401(a)(17) or 415 of the Code, and determined as if his compensation under the Pension Plan were equal to his Modified Compensation (as defined below);


                                   REDUCED BY
                                   ----------

     (b) the amount of the actual benefit payment under the Pension Plan as of that date to or on account of the Participant.

A Participant's Modified Compensation as of any date shall be equal to the amount that would be his compensation as of that date under the Pension Plan if it included the amount of any salary deferrals, the amount of any awards deferred under the annual bonus plans of the Company or an Employer and the amount of his actual awards under the Incentive Plans (without regard to any deferral of such salary or awards under the Ameritech Corporate Resource Deferral Plan and without regard to the limitations imposed by section 401(a)(17) of the Code).

     3.2. Payment of Supplemental Pension and Death Benefits. Subject to the provisions of subsections 3.3, 3.4, 5.5 and 5.6, the supplemental pension and death benefits payable to or on account of a Participant under subsection 3.1 shall be paid to him, or on his account, at the times and for the periods that benefits are payable to the Participant, or on his account, under the Pension Plan and such supplemental pension benefits shall be subject to any post-retirement increase pursuant to the same terms and conditions as benefits payable under the Pension Plan.

     3.3. Lump Sum Distributions. Regardless of the form of payment under the Pension Plan, a Participant may elect to have his supplemental pension benefits under this Plan paid in a lump sum in accordance with the provisions of subsection 5.5. If a Participant's pension is paid in a lump sum under the Pension Plan and he does not elect a lump sum under subsection 5.5 of this Plan, his supplemental pension benefits under this Plan shall be paid in a single life annuity form with no survivor benefits or in a survivor annuity form, whichever he shall elect, in an amount determined as if the amount paid to him in a lump sum under the Pension Plan had been paid in a single life annuity or survivor annuity form, as the case may be.

     3.4. Lump Sum Death Benefit. If a Participant dies on or after May 1, 1995 and prior to the date as of which his supplemental pension benefits commence under the Plan, in lieu of the death benefit which would otherwise be payable under the Plan on account of the Participant in accordance with the provisions of subsections 3.1 and 3.2, the Participant's Beneficiary (as defined in the Pension Plan, and which may be, if applicable, a Qualified Spouse, as provided under the Pension Plan) shall be entitled to receive a lump sum death benefit, subject to the following:

     (a) Such lump sum payment shall be paid as soon as possible after the Participant's death and shall be in an amount equal to the present value of the vested supplemental pension benefits accrued by the Participant under the Plan as of the date of his death determined on the basis of the actuarial rates, tables and factors then in effect under the Pension Plan. This provision is intended to provide the Beneficiary with a lump sum payment equal to the amount the Participant would have received under the Plan had he retired as of the date of his death (or termination of employment if earlier) and elected to receive benefits in the form of a lump sum from both the Pension Plan and the Plan. Accordingly, such lump sum payment from the Plan shall be calculated without regard to the amount of any survivor benefit which any Qualified Spouse actually receives from the Pension Plan on account of the Participant's death.

     (b) If the Participant does not have a Qualified Spouse and fails to designate a Beneficiary under the Pension Plan, the lump sum payment described in subsection 3.4(a) above shall be paid to the Participant's estate.


                                   SECTION 4
                                   ---------

                         Minimum Benefits - Disability
                            Survivor and Retirement
                            -----------------------

     4.1. Disability. A Participant shall be considered to be "disabled" after the first fifty-two week period following the onset of a physical or mental impairment, if such impairment prevents the Participant from meeting the performance requirements of (1) the position held immediately preceding the onset of the physical or mental impairment, (2) a similar position, or (3) any appropriate position within the Company or applicable Employer which the Participant would otherwise be capable of performing by reason of the Participant's background and experience.

     4.2. Disability Pension Allowance. Subject to the provisions of subsection 5.6, a Participant who is disabled during a period described in subsection 4.1 and continuously thereafter through age 65 shall, commencing with his sixty-fifth birthday or the start of the period described in subsection 4.1, if later, be eligible to receive a monthly Disability Pension Allowance equal to the greater of:

     (a) one and one-quarter percent of the Participant's Annual Basic Pay (as defined in subsection 4.7) on the last day the Participant was on the active payroll; or

     (b) if the Participant's term of employment has been five years or more, ninety percent of the monthly pension the Participant would have been entitled to receive commencing at age sixty-five under the Pension Plan and Section 3 of this Plan as in effect on the last day the Participant was on the active payroll, but ignoring any minimum service requirements for eligibility to a pension, if the period after the last day the Participant was on the active payroll and prior to the Participant's sixty-fifth birthday had been included in the Participant's term of employment.

     4.3. Reduction of Disability Pension Allowance. The Disability Pension Allowance determined for any period under subsection 4.2 shall be reduced by the sum of the following benefits received (or which, at the election of the Participant, could be received) by the Participant which are attributable to the period for which such Disability Pension Allowance is provided: a pension under the Pension Plan or Section 3 of this Plan; any other retirement income payments from the Company or any Employer; and any Worker's Compensation Benefit. However, no reduction shall be made on account of any pension under the Pension Plan or Section 3 of this Plan at a rate greater than the rate of such pension on the date the Participant first received such pension after his disability.

     4.4. Minimum Retirement Benefit. Subject to the provisions of subsection 5.5, a monthly Minimum Retirement Benefit shall be payable to any Participant who was a Participant in the Plan as of June 30, 1995 and (i) whose combined age and service upon leaving the Company and the Employers equals 75 or more ("Rule of 75") or (ii) whose term of employment is at least five years and whose employment terminates on or after his sixty-second birthday for reasons other than disability. The amount of the monthly Minimum Retirement Benefit shall be equal to one and one-quarter percent of the Participant's Annual Basic Pay on the last day the Participant was on the active payroll, reduced by the sum of the following benefits received by the Participant which are attributable to the period for which benefits are provided under this subsection: a pension under the Pension Plan and Section 3 of this Plan (or the monthly amount of any such pension which was paid to the Participant in a lump sum), and any other retirement income payments received by the Participant from the Company and the Employers. However, no reduction shall be made on account of any pension under the Pension Plan or Section 3 of this Plan at a rate greater than the rate of such pension on the date the Participant first received such pension after his retirement or other termination of employment.

     4.5. Surviving Spouse Benefit. Subject to the provisions of subsection 5.6, in the event of the death of a Participant who was a Participant in the Plan as of June 30, 1995, including such a Participant who is entitled to a benefit under subsection 4.2 or 4.4, the surviving spouse ("Surviving Spouse") of such Participant shall be eligible to receive a monthly benefit equal to one and one-quarter percent of the Participant's Annual Basic Pay, on the last day the Participant was on the active payroll prior to his death, reduced by the sum of the following benefits received by the Participant's Surviving Spouse on account of the death of the Participant and which are attributable to the period for which benefits are provided under this Section: an annuitant's pension under the Pension Plan and
Section 3 of this Plan (or the monthly equivalent of any amount which is paid to the Surviving Spouse under subsection 3.4); and any other lifetime payments to such Surviving Spouse from the Company or any Employer. However, no reduction shall be made on account of an annuitant's pension benefit under the Pension Plan or Section 3 of this Plan at a rate greater than (i) the rate such pension or annuity was first payable, in the case of the death of a Participant who is on the active payroll, or (ii) the rate such pension or annuity first would have been payable had the Participant died on the day after the last day the Participant was on the active payroll, in the case of the death of a Participant who is not on the active payroll. Notwithstanding the foregoing provisions of this subsection, the Surviving Spouse of a Participant shall not be eligible to receive benefits under this Section if, prior to the Participant's death, he could have elected under the Pension Plan to receive a reduced pension for his life in order to provide thereafter an annuity for the life of his spouse, but he did not make such an election.

     4.6. Medical Expense Benefits. A Participant who is entitled to a benefit under subsection 4.2 or 4.4 whose combined age plus years of service upon retirement is less than 75 shall be entitled to the same rights and benefits under the Company's or Employer's Comprehensive Health Care Plan and Dental Expense Plan (as those Plans have been combined to create the Management Umbrella Welfare Benefit Plan) as if he had retired with age plus years of service totalling 75.

     4.7. Annual Basic Pay. A Participant's "Annual Basic Pay" means his annual base salary rate on the last day on which he is on the active payroll of the Company or Employer plus the applicable standard short-term award in effect on such date.

     4.8. Pre-1987 Benefit Formula. Subject to the provisions of Section 5, if a Participant's employment terminates on or after December 31, 1986, his benefits under the Plan shall not be less than the benefits to which he would have been entitled if the terms of the Plan and the terms of the Pension Plan as in effect on December 30, 1986 had continued in effect through December 31, 1988.

                                   SECTION 5
                                   ---------

                             Conditions of Payment
                             ---------------------

     5.1. Distributions to Persons Under Legal Disability. In the event an individual is declared incompetent and a conservator or other person legally charged with the care of the individual's person or estate is appointed, any benefits to which such individual is entitled under the Plan shall be paid to such conservator or other person.

     5.2. Benefits May Not Be Assigned or Alienated. Benefits payable to, or on account of, any individual under the Plan may not be voluntarily or involuntarily assigned or alienated. Prior to the death of any Participant, no other person shall have any rights under the Plan with respect to that Participant.

     5.3. Forfeiture of Benefits.

     (a) All or a portion of the benefits under Sections 3 and 4 of the Plan other than benefits which would have been payable under the Pension Plan but for the limitations imposed by sections 401(a)(17) and 415 of the Code may be forfeited at the discretion of the Compensation Committee of the Company's Board of Directors under the following circumstances:

          (i) The Participant is discharged by the Company or an Employer for cause;

          (ii) The Compensation Committee of the Board of Directors of the Company determines that the Participant engaged in misconduct in connection with his employment with the Company or Employer; or

          (iii) The Participant, without the consent of the Company or his employing Employer or the Employer paying him a benefit hereunder, at any time is employed by, becomes associated with, renders service to, or owns an interest in any business that is competitive with the Company, any Employer or with any business in which the Company or any Employer has a substantial interest (other than as a shareholder with a nonsubstantial interest in such business) as determined by the Compensation Committee of the Board of the Company.

     (b) The portion of the benefit subject to forfeiture under the conditions described in this subsection 5.3(a) above, is as follows:

          (i) The total benefit is subject to forfeiture if the Participant's retirement or termination of employment, or employment or association with a competing business as specified in subsection 5.3(a) occurred before age 65.

           (ii) If an individual terminates employment on or after attainment of age 65, the total benefit is subject to forfeiture if the Participant's pension under the Pension Plan exceeds $44,000.

           (iii) If an individual terminates employment on or after attainment of age 65, and the annual pension benefit under the Pension Plan is less than $44,000 but the combined pension thereunder and the benefits under this Plan attributable to the minimum retirement benefit and the portion of the supplemental pension benefit which results from the limitations imposed by either section 401(a)(17) or 415 of the Code exceeds $44,000, the benefit hereunder above the $44,000 combination is subject to forfeiture.

     5.4. Suspension on Re-employment. Employment with the Company, any Employer or any Interchange Company subsequent to retirement or termination of employment with entitlement to any benefits under the Plan shall result in the permanent suspension of the benefit for the period of such employment or reemployment.

     5.5. Lump Sum Settlement. In lieu of the supplemental pension benefit and minimum retirement benefit, if any, payable under Section 3 and subsection 4.4, respectively, a Participant whose employment with the Company and the Employers terminates on or after October 1, 1986, for reasons other than death or transfer to an Interchange Company, may elect to receive a lump sum payment of the present value of the aggregate amount of all such benefits to which he would otherwise be entitled, subject to the following:

     (a) An election of a lump sum payment must be filed with the Committee by the later of (i) sixty (60) days after the date on which the Participant terminates employment with the Company and the Employers or (ii) sixty (60) days after the date on which the Participant is notified of his right to elect a lump sum under the Plan. A lump sum payment timely elected by a Participant shall be paid to him no earlier than ninety (90) days after the date on which the Participant terminates employment with the Company and the Employers.

          If a Participant fails to make a timely election of a lump sum payment, his benefits shall be paid to him, in a single life annuity form with no survivor benefits if he is not then married, or in a survivor annuity form if he is then married, beginning no earlier than ninety (90) days after the later of (i) the date on which the Participant terminates employment with the Company and the Employers, or (ii) the date on which the Participant is notified of his right to elect a lump sum under the Plan.

     (b) The amount of a Participant's lump sum payment under the Plan shall be determined on the basis of the rates, tables and factors which would be utilized to determine the Participant's lump sum payments under the Pension Plan as of the date of the Participant's termination of employment.

     (c) A Participant may rescind the election of a lump sum distribution at any time up to and including the date as of which the Participant could have elected a lump sum payment under paragraph (a) of this subsection 5.5.

     (d) If a Participant who has filed a lump sum election dies prior to his retirement or other termination of employment, such election shall be void. If a Participant who has filed a lump sum election dies after his retirement or other termination of employment but prior to receipt of such payment, the lump sum shall be paid to his estate as soon as practicable thereafter.

     (e) A lump sum payment under this subsection 5.5 shall be in lieu of all other benefits (including postretirement ad hoc pension increases) otherwise payable to or on account of the Participant under the Plan, other than the medical expense benefits set forth in subsection 4.6.

     (f) Any election under this subsection 5.5 shall be in such form as the Committee may require from time to time.

     5.6. Change in Control. Notwithstanding any other provisions of the Plan, if a Change in Control (as defined below) occurs, then each Participant's benefits hereunder shall be fully vested. For purposes of the Plan, as applied to any Participant, the term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Company's Board of Directors which occurs as follows:

     (a) any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) other than:

          (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company; or

          (ii) the Participant or any person acting in concert with the Participant;

                 is or becomes a beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of stock of the Company representing 20% or more of the total voting power of the Company's then outstanding stock; provided, however, that this paragraph (a) shall not apply to any tender offer made pursuant to an agreement with the Company approved by the Company's Board of Directors and entered into before the offeror has become a beneficial owner of stock of the Company representing 5% or more of the combined voting power of the Company's then outstanding stock;

     (b) a tender offer is made for the stock of the Company, and the person making the offer owns or has accepted for payment stock of the Company representing 20% or more of the total voting power of the Company's then outstanding stock;

          provided, however, that this paragraph (b) shall not apply to any tender offer made pursuant to an agreement with the Company approved by the Company's Board of Directors and entered into before the offeror has become a beneficial owner of stock of the Company representing 5% or more of the combined voting power of the Company's then outstanding stock;

     (c) during any period of 24 consecutive months there shall cease to be a majority of the Board of Directors comprised as follows: individuals who at the beginning of such period constitute the Board of Directors and any new director(s) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

     (d) the stockholders of the Company approve a merger or consolidation of the Company with any other company other than:

            (i) a merger or consolidation which would result in the Company' voting stock outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) more than 70% of the combined voting power of the Company's or such surviving entity's outstanding voting stock immediately after such merger or consolidation; or

           (ii) a merger or consolidation which would result in the directors of the Company who were directors immediately prior thereto continuing to constitute at least 50% of the directors of the surviving entity immediately after such merger or consolidation.

For purposes of paragraph (d) above, the phrase "surviving entity" shall mean only an entity in which all of the Company's stockholders who are stockholders immediately before the merger or consolidation (other than stockholders exercising dissenter rights) become stockholders by the terms of the merger or consolidation, and the phrase "directors of the Company who were directors immediately prior thereto: shall not include (A) any director of the Company who was designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a) or paragraph (d) above, or (B) any director who was not a director at the beginning of the 24-consecutive-month period preceding the date of such merger or consolidation, unless his election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors who were directors before the beginning of such period.

                                   SECTION 6
                                   ---------

                           Amendment or Termination
                           ------------------------

     6.1. Administrative Amendments. Subject to the provisions of subsection 6.3, the Company's Senior Vice President - Human Resources, or such other officer of the Company as may from time to time be primarily responsible for human resources matters, may, with the concurrence of the Company's Executive Vice President and General Counsel, make minor or administrative amendments to the Plan.

     6.2. Amendments and Termination. Subject to the provisions of subsection 6.3, the Company's Board of Directors may amend or terminate the Plan at any time and any Employer may, by action of its Board of Directors (or, if such Employer does not have a Board of Directors and is managed by its shareholder or shareholders, by action of such shareholder or shareholders), terminate its participation in the Plan at any time.

     6.3. Participation Rights. No action under this Section 6 shall reduce or impair the interests of individuals in benefits being paid under the Plan at the date of amendment or termination, as the case may be.

     6.4. Successor. The obligations of the Company and each Employer under the Plan shall be binding upon any assignee or successor in interest thereto. Neither the Company nor any Employer shall merge or consolidate with any other corporation, or liquidate or dissolve, without making suitable arrangements for the payment of any benefits payable under the Plan.

                                  SUPPLEMENT A
                                       TO
                          AMERITECH CORPORATE RESOURCE
                           SUPPLEMENTAL PENSION PLAN

                     (DECEMBER 31, 1992 LUMP SUM PAYMENTS)

For purposes of this Supplement A, the terms "Participant and "Affiliated Participants" shall not include former Senior Management Employee who no longer holds a position at a level higher than Department Level or equivalent Fifth Level which the Company has designated to be within its Senior Management Group, and no such individual shall receive any payment under this Supplement A.

Application                  A-1.  This Supplement A to the Ameritech Senior
                                   Management Retirement and Survivor
                                   Protection Plan, now renamed the Ameritech
                                   Corporate Resource Supplemental Pension Plan
                                   (the "Plan") is applicable to each
                                   Participant in the Plan who would be
                                   eligible for a service pension under the
                                   terms of the Pension Plan if the Participant
                                   retired from the employ of the Company and
                                   its subsidiaries on December 31, 1992 (an
                                   "Affected Participant") but who does not
                                   retire from such employ on or before
                                   December 31, 1992.

Definitions                  A-2.  Unless the context clearly implies or
                                   indicates to the contrary, a word, term or
                                   phrase used or defined in the Plan is
                                   similarly used or defined for purposes of
                                   this Supplement A.

December 31, 1992            A-3.  Subject to the following provisions of this
Lump Sum Payments                  Supplement A, each Affected Participant
                                   shall receive a lump sum payment of his
                                   interest under the Plan on or before
                                   December 31, 1992.  Such lump sum payment
                                   shall be determined as follows: (i) the
                                   monthly benefit to which the Affected
                                   Participant would be entitled under the Plan
                                   in the form of a single life annuity if he
                                   retired on December 31, 1992 shall be
                                   determined without regard to any enhanced
                                   benefits that would be payable by reason of
                                   Paragraph 2(m) of Section 4 of the Pension
                                   Plan; and (ii) a lump sum payment of the
                                   present value of all such benefits shall be
                                   determined by using an interest assumption
                                   of 5.75% per annum and such other rater,
                                   tables and factors as are utilized to
                                   determine lump sum payments made under the
                                   Pension Plan in December 1992.


Election to                  A-4.  By writing filed with the Company prior to
Defer Receipt                      December 11, 1992, an Affected Participant
                                   may irrevocably elect to defer receipt of
                                   the payment described in section A-3 of this
                                   Supplement, in which case, his benefits
                                   under the Plan will be determined and paid
                                   under the terms of the Plan without regard
                                   to the provisions of this Supplement A.

Contribution                 A-5.  By writing filed with the Company prior to
to Trust                           December 11, 1992, an Affected Participant
                                   may irrevocably elect to have the amount to
                                   which he is entitled under section A-3 of
                                   this Supplement A transferred on his behalf
                                   to a grantor trust established by the
                                   Affected Participant in a form approved by
                                   the Company's Senior Vice President - Human
                                   Resources.  Any such grantor trust shall
                                   provide that, except for that portion of
                                   annual trust earnings which is not in excess
                                   of the Federal, state and local income taxes
                                   and any other applicable taxes estimated to
                                   be payable by the Affected Participant on
                                   such earnings, no portion of the trust shall
                                   be distributed to or on behalf of the
                                   Affected Participant prior to his
                                   termination of employment with the Company
                                   and its subsidiaries due to the Affected
                                   Participant's retirement, disability or
                                   death.

Source of Payment            A-6.  The payment to which an Affected Participant
and Tax Withholding                is entitled under section A-3 or A-5 of this
                                   Supplement A shall be paid by the Company or
                                   subsidiary employing the Affected
                                   Participant on or before December 31, 1992,
                                   and shall be subject to all applicable
                                   withholding of taxes.


Offset of                    A-7.  The benefits to which an Affected
Plan Benefits                      Participant or his surviving spouse is
                                   otherwise entitled under the Plan in the
                                   form of a lump sum shall be reduced by an
                                   amount based upon the amount paid to the
                                   Affected Participant or to the grantor trust
                                   established by the Affected Participant in
                                   accordance with section A-3 or A-5 of this
                                   Supplement A, and the amount withheld
                                   therefrom for the payment of taxes, but
                                   calculated using the interest assumption
                                   then being used to calculate lump sum
                                   payments under the Pension Plan.  No
                                   adjustment shall be made to the amount of
                                   the reduction to reflect earnings or losses
                                   on amounts previously paid.  If an Affected
                                   Participant's or surviving spouse's benefits
                                   under the Plan are not paid in the form of a
                                   lump sum, the amount of such benefits shall
                                   be determined by converting the net lump sum
                                   that would be payable in accordance with the
                                   first sentence of this section A-7 (after
                                   reduction by the amount specified above) to
                                   an actuarially equivalent amount based upon
                                   the rates, tables and factors then utilized
                                   under the Plan to determine lump sum
                                   amounts.  If the amount of the reduction
                                   exceeds the benefits to which the Affected
                                   Participant or his surviving spouse would
                                   otherwise be entitled under the Plan, no
                                   benefits shall be paid to such Affected
                                   Participant or surviving spouse under the
                                   Plan and no amount shall be owed from the
                                   Affected Participant or surviving spouse to
                                   the Plan or the Company.


                                       3